UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

April 24, 2014

Date of Report
(Date of earliest event reported)

THE RYLAND GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-08029	52-0849948
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3011 Townsgate Road, Suite 200, Westlake Village, CA  91361-3027

(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code: (805) 367-3800

                             Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry into a Material Definitive Agreement.

As described in Item 2.03 below, on April 24, 2014, The Ryland Group, Inc. (the “Company”), through its subsidiary RMC Mortgage Corporation. (“RMCMC”), entered into a new $50.0 million warehouse line of credit with Comerica Bank. (“Comerica”).  The information set forth under Item 2.03 below is hereby incorporated by reference into this Item 1.01.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On April 24, 2014, RMCMC entered into a new $50.0 million warehouse line of credit with Comerica.  The new Comerica facility will be used to fund, and is secured by, mortgages originated by RMCMC, pending the sale of those mortgages by RMCMC.  The term of the new facility is through April 23, 2015.  Borrowings under the facility will bear interest at the daily adjusting LIBOR rate, plus an applicable margin, except during any period of time during which, in accordance with the terms and conditions of the Note, the Indebtedness hereunder shall bear interest at the Prime Referenced Rate plus the Applicable Margin.

Under the terms of this new facility, RMCMC is required to maintain various financial and other covenants and satisfy certain requirements relating to the mortgages securing the facility.

Copies of the Master Revolving Note, Letter Agreement, Security Agreement and Pledge and Security Agreement for the new facility are filed with this report as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, and are hereby incorporated by reference herein.  The foregoing descriptions of the Master Revolving Note, Letter Agreement, Security Agreement, and Pledge and Security Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such exhibits.

Item 9.01              Financial Statements and Exhibits

(d)  Exhibits

Exhibit 10.1                              Master Revolving Note, dated as of April 24, 2014, between RMC Mortgage Corporation and Comerica Bank

Exhibit 10.2                              Letter Agreement, dated as of April 24, 2014, between RMC Mortgage Corporation and Comerica Bank

Exhibit 10.3                              Security Agreement, dated as of April 24, 2014, between RMC Mortgage Corporation and Comerica Bank

Exhibit 10.4                              Pledge and Security Agreement, dated as of April 24, 2014, between RMC Mortgage Corporation and Comerica Bank

SIGNATURES

Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE RYLAND GROUP, INC.

Date: April 24, 2014	By:	/s/ David L. Fristoe
David L. Fristoe

Senior Vice President, Corporate
Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Master Revolving Note, dated as of April 24, 2014, between RMC Mortgage Corporation and Comerica Bank

10.2	Letter Agreement, dated as of April 24, 2014, between RMC Mortgage Corporation and Comerica Bank

10.3	Security Agreement, dated as of April 24, 2014, between RMC Mortgage Corporation and Comerica Bank

10.4	Pledge and Security Agreement, dated as of April 24, 2014, between RMC Mortgage Corporation and Comerica Bank